CAPITAL MANAGEMENT (Tables)	12 Months Ended
Dec. 31, 2022
CAPITAL MANAGEMENT
Schedule of capital structure

	2021		2022
	Amount	Portion	Amount	Portion
Short-term debts	6,682	3.51%	8,191	4.26%
Long-term debts	61,897	32.54%	54,662	28.46%
Total debts	68,579	36.05%	62,853	32.72%
Equity attributable to owners of the parent company	121,631	63.95%	129,224	67.28%
Total	190,210	100.00%	192,077	100.00%

Schedule of debt-to-equity ratio

	2021	2022
Total interest-bearing debts	68,579	62,853
Less: cash and cash equivalents	(38,311)	(31,947)
Net debts	30,268	30,906
Total equity attributable to owners of the parent company	121,631	129,224
Net debt-to-equity ratio	24.89%	23.92%